Note 8 - Mountain West Contingent Consideration	12 Months Ended
Dec. 31, 2014
Loss Contingency [Abstract]
Contingencies Disclosure [Text Block]
8.	MOUNTAIN WEST CONTINGENT CONSIDERATION

On December 20, 2010, we acquired all of the operating assets of Mountain West Oilfield Service and Supplies, Inc. and Ufford Leasing LLC (Mountain West) for total consideration of $47.1 million including estimated contingent consideration of $4.0 million. Headquartered in Vernal, Utah, with operations in the Rockies and the Bakken Shale region, Mountain West provides remote site workforce accommodations to the oil and gas industry. Mountain West has been included in the U.S. segment since the acquisition date. In December 2010, we recorded a $4.0 million liability representing the estimated fair value of the contingent consideration expected to be payable to the sellers of Mountain West on the third anniversary of the acquisition date. The contingent consideration was based on achieving a level of earnings as defined in the acquisition agreement. Defined earnings were to be adjusted prospectively for the amount of capital expenditures made in the former Mountain West business. We periodically reviewed the estimated liability for contingent consideration based on historical and forecasted earnings and capital spending based on the three-year earnout period. During the first quarter of 2013, the liability for the estimated contingent consideration recorded in connection with this transaction was adjusted to its estimated fair value of zero considering deteriorating market conditions for accommodations in the U.S. The earnout provision of the Mountain West acquisition expired in 2013 without any payment.